NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue
New York, NY 10158-0180
Tel 212.476.8800


                                                                NEUBERGER BERMAN


THE FOLLOWING SUPPLEMENTS THE NEUBERGER BERMAN EQUITY FUNDS--TRUST CLASS SHARES PROSPECTUS DATED DECEMBER 16, 2000.

The Trustees of Neuberger Berman Equity Funds have voted to close and dissolve the Trust Class shares of Neuberger Berman Century Fund and Neuberger Berman Technology Fund. This action will be effective for Century Fund on December 14, 2001. The last day for new purchases of the Trust Class of Technology Fund will be December 14, 2001 and the share class will close and dissolve on January 15, 2002.

The decision to close and dissolve the Trust Class of these funds was determined to be in the best interest of shareholders. Although there were indications of interest in Trust Class shares prior to the launch of these funds, sales have not been adequate to make this share class economically viable for our shareholders.

The date of this supplement is November 13, 2001.